Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
INCOME TAXES

NOTE 12 – INCOME TAXES

A reconciliation between the expected income tax provision at the federal statutory rate and the reported income tax provision is approximately as follows:

	2024	2023
Federal income tax at statutory rate	$(1,745,000)	$(1,565,000)
State income tax, net of federal benefit	(580,000)	(520,000)
Permanent differences	(1,358,000)	(75,000)
Tax credits generated in current year, net of utilized	(408,000)	(171,000)
Other	51,000	(2,102,000)
Change in valuation allowance	4,040,000	4,433,000
Total	$-	$-

The approximate components of the net deferred tax assets as of December 31, 2024 and 2023 were as follows:

	2024	2023
Net operating loss carryforwards	$12,227,000	$9,067,000
Section 174 research and development capitalization	2,999,000	2,490,000
Research credits	1,943,000	1,535,000
Fixed assets and intangible assets	403,000	401,000
Right of use asset	(410,000)	(613,000)
Lease liability, net	251,000	657,000
Accruals and others	230,000	66,000
	17,643,000	13,603,000
Less: valuation allowance	(17,643,000)	(13,603,000)
Net deferred tax assets	$-	$-

The Company has incurred significant tax losses since inception. Based on the available objective evidence, management cannot conclude it is more likely than not that the net deferred tax assets will be fully realizable. Accordingly, the Company has provided a full valuation allowance against its net deferred tax assets. For the periods ended December 31, 2024 and 2023, the valuation allowance increased by approximately $4,040,000 and $4,433,000, respectively.

At December 31, 2024, the Company has federal net operating loss carryforwards of approximately $727,000 that begin to expire in 2036. The Company also has federal net operating losses of $39,687,000 that arose after the 2017 tax year that will carry forward indefinitely and the utilization of which is limited to 80% of taxable income for tax years beginning after 2021. The Company has state net operating loss carryforwards of approximately $53,559,000 that will begin to expire in 2036.

Under the Tax Reform Act of 1986, the amount of and benefits from net operating loss carry forwards may be impaired or limited in certain circumstances. Events which cause limitations in the amount of net operating losses that the Company may utilize in any one year include, but are not limited to, a cumulative ownership change of more than 50%, as defined, over a three-year period. The impact of any limitations that may be imposed due to such ownership changes has not been determined.

As of December 31, 2024, the Company has research credit carry forwards of approximately $1,241,000 and $1,509,000 for federal and state tax purposes, respectively. If not utilized, the federal carryforward will expire in various amounts beginning in 2040. The California credits can be carried forward indefinitely. The Company has not undertaken a detailed analysis of all amounts claimed as research credits for federal or state tax purposes. As a result, amounts ultimately realized for research credits were included in management’s consideration of uncertain tax benefits.

As of December 31, 2024 and 2023, the Company had an unrecognized tax benefit balance of approximately $538,000 and $459,000, respectively, related to R&D credits.

No amount of unrecognized tax benefits as of December 31, 2024 and 2023, if recognized, would reduce the Company’s effective tax rate because the benefits would be in the form of tax credit carryforwards, which would attract a full valuation allowance. There are no provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date. Because the statute of limitations does not expire until after the net operating loss and credit carryforwards are actually used, the statutes are still open on calendar years ended 2016 and 2017 forward for federal and state purposes.

The Company did not recognize any expense for interest and penalties related to uncertain tax positions during 2024 and 2023, and the Company does not have any amounts related to interest and penalties accrued as of December 31, 2024 and 2023.

The Company files U.S. federal and state tax returns. The Company’s tax years will remain open for examination by the federal and state authorities for three and four years, respectively, from the date of utilization of any net operating loss credit.

A reconciliation of the beginning and ending amount of the liability for uncertain tax positions, excluding potential interest and penalties, is as follows:

Balance as of December 31, 2023	$459,000
Increase/(decrease) based on current year tax positions	79,000
Increase/(decrease) for prior year tax positions	-
Lapses of applicable statutes	-
Balance as of December 31, 2024	$538,000